UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 3, 2011

SABRA HEALTH CARE REIT, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34950	27-2560479
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

18500 Von Karman, Suite 550 Irvine, CA	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (888) 393-8248

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

As previously reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission on May 5, 2011 (the “Initial Form 8-K”), on May 3, 2011, Sabra Health Care REIT, Inc. (“Sabra” or the “Company”), through an indirect wholly owned subsidiary, completed the acquisition of Texas Regional Medical Center at Sunnyvale, a 70-bed acute care hospital located outside of Dallas, Texas (“Texas Regional Medical Center”), from CP Sunnyvale Property, Ltd., a Texas limited partnership (the “Seller”). As reported in the Initial Form 8-K, in connection with the acquisition, the Company assumed the Seller’s position in an existing triple-net lease with Texas Regional Medical Center, Ltd. that expires in September 2034.

The Company hereby amends the Initial Form 8-K to provide required financial information related to the acquisition of Texas Regional Medical Center.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SABRA HEALTH CARE REIT, INC.

/s/ HAROLD W. ANDREWS, JR.
Name: Harold W. Andrews, Jr.
Title: Executive Vice President, Chief Financial Officer and Secretary

Dated: July 11, 2011

TEXAS REGIONAL MEDICAL CENTER, LTD.

SUMMARY FINANCIAL INFORMATION

(in thousands)

(unaudited)

Texas Regional Medical Center at Sunnyvale, a 70-bed acute care hospital located outside of Dallas, Texas (“Texas Regional Medical Center”), is 100% leased pursuant to a long-term, triple-net lease to Texas Regional Medical Center, Ltd. (the “Tenant”), a partnership that includes approximately 75 physicians who practice at the hospital. In connection with the acquisition of Texas Regional Medical Center from CP Sunnyvale Property, Ltd., a Texas limited partnership (the “Seller”), on May 3, 2011, Sabra Health Care REIT, Inc. (“Sabra” or the “Company”) assumed the Seller’s position in the existing triple-net lease. Neither the Seller nor the Tenant is affiliated with Sabra or any of its subsidiaries. The Company believes that the financial condition and results of operations of the Tenant are more relevant to the Company’s investors than the financial statements of Texas Regional Medical Center and enable investors to evaluate the credit-worthiness of the Tenant. As a result, the Company has presented below unaudited summary financial information of the Tenant in lieu of financial statements of the acquired property pursuant to Rule 3-14 of Regulation S-X. The summary financial information presented below has been provided by the Tenant and has not been independently verified by the Company. The Company has no reason to believe that such information is inaccurate in any material respect.

	For the Three Months Ended March 31, 2011	For the Year Ended December 31, 2010
Statements of Operations
Revenues	$17,410	$72,101
Operating expenses	$14,569	$58,851
Net (loss) income	$(567)	$377

	As of March 31, 2011	As of December 31, 2010
Balance Sheets
Cash and cash equivalents	$1,251	$833
Total current assets	$16,474	$15,604
Total current liabilities	$20,215	$18,348
Total debt	$69,709	$70,564

SABRA HEALTH CARE REIT, INC

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma consolidated financial statements presented below have been prepared based on certain pro forma adjustments to the historical consolidated financial statements of Sabra Health Care REIT, Inc. (“Sabra” or the “Company”) in connection with the following transactions:

•

the acquisition of Texas Regional Medical Center, a 70-bed acute care hospital located outside of Dallas, Texas (“Texas Regional Medical Center”), on May 3, 2011 by an indirect wholly owned subsidiary of the Company as reported by the Company in a Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 5, 2011;

•

the acquisition of Oak Brook Health Care Center, a 120-bed skilled nursing facility in Whitehouse, Texas (“Oak Brook Health Care Center”), on June 30, 2011 by an indirect wholly owned subsidiary of the Company as reported by the Company in a Form 8-K filed with the SEC on July 11, 2011;

•

the probable acquisition by the Company of four skilled nursing facilities—Broadmeadow Healthcare, Capitol Healthcare, Pike Creek Healthcare and Renaissance Healthcare (the “SNF Portfolio”)—pursuant to an agreement entered into with Peninsula Healthcare Services, LLC; Broadmeadow Investment LLC; Capitol Nursing & Rehabilitation Center, L.L.C.; and Pike Creek Healthcare Services LLC on July 8, 2011 as reported by the Company in a Form 8-K filed with the SEC on July 11, 2011;

•	a proposed equity offering by the Company; and

•	the other transactions described in the accompanying pro forma consolidated financial statements.

The unaudited pro forma consolidated balance sheet as of March 31, 2011 gives effect to the acquisitions of Texas Regional Medical Center, Oak Brook Health Care Center and the SNF Portfolio and the proposed equity offering as if they had occurred on March 31, 2011. The unaudited pro forma consolidated income statement for the three months ended March 31, 2011 gives effect to the acquisitions of Texas Regional Medical Center, Oak Brook Health Care Center, the Hillside Terrace Mortgage Note acquired by the Company on March 25, 2011 and the SNF Portfolio and the proposed equity offering as if they had occurred on January 1, 2010. The unaudited pro forma consolidated income statement for the year ended December 31, 2010 gives effect to the Company’s separation from Sun Healthcare Group, Inc. on November 15, 2010, the issuance of the 8.125% senior notes due 2018, the acquisitions of Texas Regional Medical Center, Oak Brook Health Care Center, the Hillside Terrace Mortgage Note and the SNF Portfolio and the proposed equity offering as if they had occurred on January 1, 2010. The historical financial information presented herein was derived from the Company’s consolidated financial statements that are included in its Annual Report on Form 10-K for the year ended December 31, 2010 and its Quarterly Report on Form 10-Q for the three months ended March 31, 2011.

The allocation of the purchase price for the acquisition transactions identified above is reflected in these unaudited pro forma consolidated financial statements based upon preliminary estimates of the fair value of assets acquired and liabilities assumed. A final determination of the fair values of assets acquired and liabilities assumed will be based on the actual valuation of the tangible and intangible assets and liabilities of each of Texas Regional Medical Center, Oak Brook Health Care Center and the SNF Portfolio. Consequently, amounts preliminarily allocated to identifiable tangible and intangible assets and liabilities could change significantly from those used in the pro forma consolidated financial statements presented below and could result in a material change in depreciation or amortization of tangible and intangible assets and liabilities.

The historical financial information has been adjusted to give effect to events that are directly attributable to the transactions identified above that can be factually supported and, in the case of the unaudited pro forma consolidated income statement, that are expected to have a continuing impact. The unaudited pro forma consolidated financial statements are provided for informational purposes only. The unaudited pro forma consolidated financial statements do not purport to be and should not be assumed to be an indication of the results that would have been achieved had the transactions been completed as of the dates indicated or that may be achieved in the future. The completion of the valuation, the allocation of the purchase price, the impact of ongoing integration activities, the timing of completion of the acquisition of the SNF Portfolio and other changes in the tangible and intangible assets and liabilities of each of Texas Regional Medical Center, Oak Brook Health Care Center and the SNF Portfolio could cause material differences in the information presented.

SABRA HEALTH CARE REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of March 31, 2011

(dollars in thousands, except per share amounts)

	Sabra Historical (a)	Adjustments			Sabra As Adjusted	Pro Forma for SNF Portfolio Acquisition (e)	Sabra Pro Forma As Adjusted
		Texas Regional Medical Center Acquisition (b)	Other Transactions (c)	Equity Offering (d)
Assets:
Total real estate investments, net	$476,222	$61,630	$11,020	—	$548,872	$95,580	$644,452
Cash and cash equivalents	80,210	(62,758)	(11,375)	$141,025	147,102	(99,814)	47,288
Restricted cash	5,528	—	—	—	5,528	—	5,528
Deferred tax assets	26,300	—	—	—	26,300	—	26,300
Prepaid expenses, deferred financing costs and other assets	16,809	1,070	280	—	18,159	1,920	20,079

Total assets	$605,069	$(58)	$(75)	$141,025	$745,961	$(2,314)	$743,647

Liabilities and stockholders’ equity
Mortgage notes payable	$160,676	$—	$—	$—	$160,676	$—	$160,676
Secured revolving credit facility					—	—	—
Senior unsecured notes payable	225,000				225,000		225,000
Accounts payable and accrued liabilities	13,170	—	—	—	13,170	—	13,170
Tax liability	26,300	—	—	—	26,300	—	26,300

Total liabilities	425,146	—	—	—	425,146	—	425,146

Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized, zero shares issued and outstanding as of March 31, 2011	—	—	—	—	—	—	—
Common stock, $.01 par value; 125,000,000 shares authorized, 25,084,734 shares issued and outstanding, 34,225,501 as adjusted and pro forma as adjusted shares issued and outstanding	251	—	—	91	342	—	342
Additional paid-in capital	178,417			140,934	319,351		319,351
Retained earnings	1,255	(58)	(75)		1,122	(2,314)	(1,192)

Total stockholders’ equity	179,923	(58)	(75)	141,025	320,815	(2,314)	318,501

Total liabilities and stockholders’ equity	$605,069	$(58)	$(75)	$141,025	$745,961	$(2,314)	$743,647

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

SABRA HEALTH CARE REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT

For the Three Months Ended March 31, 2011

(dollars in thousands, except per share amounts)

	Sabra Historical (a)	Adjustments						Sabra As Adjusted	Pro Forma for SNF Portfolio Acquisition		Sabra Pro Forma As Adjusted
		Texas Regional Medical Center Acquisition		Other Transactions (f)		Equity Offering
Revenues:
Rental income	$17,561	$1,648	(g)	$322	(g)	$—		$19,531	$2,645	(g)	$22,176
Interest income	40	—		151	(h)	—		191	—		191

Total revenues	17,601	1,648		473		—		19,722	2,645		22,367

Expenses:
Depreciation and amortization	6,086	450	(i)	75	(i)	—		6,611	619	(i)	7,230
Interest	7,597	—		—		—		7,597	—		7,597
General and administrative	2,670	—		(59	)(j)	—		2,611	—		2,611

Total expenses	16,353	450		16		—		16,819	619		17,438

Net income	$1,248	$1,198		$457		$—		$2,903	$2,026		$4,929

Net income per common share, basic (k)	$0.05							$0.08			$0.14

Net income per common share, diluted (k)	$0.05							$0.08			$0.14

Weighted-average number of common shares outstanding, basic (k)	25,136,140					9,140,767	(l)	34,276,907			34,276,907
Weighted-average number of common shares outstanding, diluted (k)	25,211,585					9,140,767	(l)	34,352,352			34,352,352

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

SABRA HEALTH CARE REIT, INC.

UNAUDITED PRO FORMA CONSOLIDATED INCOME STATEMENT

For the Year Ended December 31, 2010

(dollars in thousands, except per share amounts)

	Sabra Historical (a)	Adjustments								Sabra As Adjusted	Pro Forma for SNF Portfolio Acquisition		Sabra Pro Forma As Adjusted
		Separation and Senior Note Issuance		Texas Regional Medical Center Acquisition		Other Transactions (f)		Equity Offering
Revenues:
Rental income	$8,781	$61,464	(m)	$6,593	(g)	$1,286	(g)	$—		$78,124	$10,578	(g)	$88,702
Interest income	14	—		—		651	(h)	—		665			665

Total revenues	8,795	61,464		6,593		1,937		—		78,789	10,578		89,367

Expenses:
Depreciation and amortization	3,134	20,783	(m)	1,801	(i)	302	(i)	—		26,020	2,476	(i)	28,496
Interest	3,859	26,464	(m)(n)	—		—		—		30,323	—		30,323
General and administrative	1,553	7,875	(m)	—		—		—		9,428	—		9,428

Total expenses	8,546	55,122		1,801		302		—		65,771	2,476		68,247

Income before income taxes	249	6,342		4,792		1,635		—		13,018	8,102		21,120
Income tax expense (benefit)	242	(242	)(o)	—		—		—		—			—

Net income	$7	$6,584		$4,792		$1,635		$—		$13,018	$8,102		$21,120

Net income per common share, basic (k)	$0.00												$0.62

Net income per common share, diluted (k)	$0.00												$0.62

Weighted-average number of common shares outstanding, basic (k)	25,110,936							9,140,767	(p)	34,251,703			34,251,703
Weighted-average number of common shares outstanding, diluted (k)	25,186,988							9,140,767	(p)	34,327,755			34,327,755

The accompanying notes are an integral part of these unaudited pro forma consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

You should read the unaudited pro forma consolidated financial statements in conjunction with Sabra’s consolidated financial statements and the notes thereto included in Sabra’s Annual Report on Form 10-K for the year ended December 31, 2010 and Sabra’s Quarterly Report on Form 10-Q for the three months ended March 31, 2011.

(a)	Historical financial information for the year ended December 31, 2010 is derived from Sabra’s Annual Report on Form 10-K for the year ended December 31, 2010. Historical financial information as of and for the three months ended March 31, 2011 is derived from Sabra’s Quarterly Report on Form 10-Q for the three months ended March 31, 2011.

(b)	Represents the acquisition of the Texas Regional Medical Center, which Sabra acquired on May 3, 2011. The purchase price of the Texas Regional Medical Center was $62.7 million and Sabra funded the acquisition with available cash. In addition to the purchase price, Sabra expects to incur and expense approximately $58,000 of additional acquisition pursuit costs not incurred as of March 31, 2011 that are directly attributable to this transaction and are non-recurring; therefore, the anticipated impact on the results of operations was excluded from the pro forma consolidated statement of income. Sabra recorded the cost of tangible assets and identifiable intangibles (consisting of tenant origination and absorption costs and tenant relationship intangibles) acquired based on their estimated fair values. The cost of acquired tangible assets and identifiable intangibles are recorded under Total real estate investments, net and Prepaid expenses, deferred financing costs and other assets, respectively, on the accompanying unaudited pro forma consolidated balance sheet. The purchase price allocation is preliminary and subject to change. Assuming a $1.0 million change in the allocation between tangible assets and identifiable intangibles, the annual depreciation and amortization would change by approximately $10,000.

(c)	Represents the acquisition of Oak Brook Health Care Center, which Sabra acquired on June 30, 2011. The purchase price of Oak Brook Health Care Center was $11.3 million and Sabra funded the acquisition with available cash. In addition to the purchase price, Sabra expects to incur and expense approximately $75,000 of additional acquisition pursuit costs not incurred as of March 31, 2011 that are directly attributable to this transaction and are non-recurring; therefore, the anticipated impact on the results of operations was excluded from the pro forma consolidated statement of income. Sabra recorded the cost of tangible assets and identifiable intangibles (consisting of tenant origination and absorption costs and tenant relationship intangibles) acquired based on their estimated fair values. The cost of acquired tangible assets and identifiable intangibles are recorded under Total real estate investments, net and Prepaid expenses, deferred financing costs and other assets, respectively, on the accompanying unaudited pro forma consolidated balance sheet. The purchase price allocation is preliminary and subject to change. Assuming a $1.0 million change in the allocation between tangible assets and identifiable intangibles, the annual depreciation and amortization would change by approximately $31,000.

(d)	Represents an assumed issuance of 9.1 million shares of Sabra’s common stock and estimated proceeds to Sabra from a proposed equity offering of approximately $141.0 million (based on an assumed public offering price of $16.41 per share, which was the closing price of our common stock on June 28, 2011), of which $97.5 million will be used to fund the acquisition of the SNF Portfolio. The assumed number of shares of Sabra’s common stock issued in connection with the offering is valued as follows (in thousands, except share and per share data):

Number of shares issued	9,140,767
Price per share	$16.41
Gross proceeds	$150,000
Less: Underwriting discounts and commissions	(7,875)
Less: Expenses payable by Sabra	(1,100)

Proceeds to Sabra	$141,025

The total value of the assumed number of shares of common stock issued in the offering is allocated as follows:

Par value, $0.01 per share	$91
Additional paid-in capital	140,934

$141,025

(e)

Represents the probable acquisition of the SNF Portfolio. Under the terms of the purchase and sale agreement, the purchase price of the SNF Portfolio will be $97.5 million. Sabra anticipates funding the acquisition of the SNF Portfolio with a portion of the proceeds to it from the proposed equity offering. In addition to the purchase price, Sabra expects to incur and expense approximately $2.3 million of additional acquisition pursuit costs not incurred as of March 31, 2011 that are directly attributable to this transaction and are non-recurring; therefore, the anticipated impact on the results of operations was excluded from the pro forma consolidated statement of income. Upon acquisition, Sabra will record the cost of tangible assets and identifiable intangibles (consisting of tenant origination and absorption costs and tenant relationship intangibles) acquired based on their estimated fair values. The cost of acquired tangible assets and identifiable intangibles are recorded under Total real estate investments, net and Prepaid expenses, deferred financing costs and other assets, respectively, on the accompanying unaudited pro forma consolidated balance sheet. The purchase price allocation is preliminary and subject to change. Assuming a $1.0 million change in the allocation between tangible assets and identifiable intangibles, the annual depreciation and amortization would change by approximately $37,000. In addition, the acquisition of the SNF Portfolio is subject to customary closing conditions, including the satisfactory completion by Sabra of its due diligence investigation.

(f)	Represents the acquisitions of Oak Brook Health Care Center and the Hillside Terrace Mortgage Note. See note (c) for information regarding the acquisition of Oak Brook Health Care Center. On March 25, 2011, Sabra purchased, at a discount, for $5.3 million the Hillside Mortgage Terrace Note, which was in default and is secured by a combined assisted living, independent living and memory care facility located in Ann Arbor, Michigan. The monthly debt service payment for the Hillside Terrace Mortgage Note is $54,250.

(g)	Represents base rental income (not reflected in Sabra’s historical statement of income) for the period.

(h)	Represents interest income (not reflected in Sabra’s historical statement of income) for the period as a result of Sabra’s investment in the Hillside Terrace Mortgage Note on March 25, 2011.

(i)	Represents depreciation and amortization expense (not reflected in Sabra’s historical statement of income) for the period. The cost of tangible assets and identifiable liabilities is amortized over their respective estimated useful lives. The estimated useful lives are as follows:

Building	40 years
Building improvements and fixtures	10 – 15 years
Tenant origination and absorption costs	15 – 23 years
Tenant relationship intangibles	25 – 33 years

(j)	Represents adjustments to remove acquisition pursuit costs for the acquisitions of Texas Regional Medical Center, Oak Brook Health Care Center and the Hillside Terrace Mortgage Note incurred during the three months ended March 31, 2011 that are assumed to have occurred on January 1, 2010.

(k)	The calculations of basic and diluted net income per common share are as follows (dollars in thousands, except per share data):

	Three Months Ended March 31, 2011		Year Ended December 31, 2010
	Sabra Historical	Sabra Pro Forma As Adjusted	Sabra Historical	Sabra Pro Forma As Adjusted
Numerator
Net income	$1,248	$4,929	$7	$21,120

Denominator
Basic weighted average common shares	25,136,140	34,276,907	25,110,936	34,251,703
Dilutive stock options and restricted stock units	75,445	75,445	76,052	76,052

Diluted weighted average common shares	25,211,585	34,352,352	25,186,988	34,327,755

Basic earnings per common share	$0.05	$0.14	$0.00	$0.62

Diluted earnings per common share	$0.05	$0.14	$0.00	$0.62

(l)	Represents the assumed issuance of 9,140,767 shares of Sabra’s common stock on January 1, 2010 on a weighted-average basis for the three months ended March 31, 2011.

(m)	Represents adjustments required to reflect a full year of Sabra’s operations in place as of December 31, 2010.

(n)	Represents adjustment to reflect interest expense and amortization of deferred financing fees related to the issuance of the 8.125% senior notes due 2018.

(o)	Represents adjustment to remove Sabra’s income tax expense since Sabra assumes it would begin operating as a REIT as of January 1, 2010.

(p)	Represents the assumed issuance of 9,140,767 shares of Sabra’s common stock on January 1, 2010 on a weighted-average basis for the year ended December 31, 2010.